     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1


Date of Report (Date of earliest event reported)   October 24, 2000
                                                 ------------------


                        NATIONAL COMMERCE BANCORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)

          Tennessee                  0-6094            62-0784645
------------------------------  ---------------     ------------------
(State or other jurisdiction      (Commission        (I.R.S. Employer
      of incorporation)           File Number)      Identification No.)

 One Commerce Square, Memphis, Tennessee                  38150
----------------------------------------                ----------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code     (901) 523-3371
                                                      ---------------

                                 Not Applicable
                                 --------------
(Former name, former address and former fiscal year, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.  Regulation FD Disclosure

     National Commerce Bancorporation ("NCBC") is furnishing this Current Report on Form 8-K with respect to a presentation being made by management of NCBC on October 24, 2000 at a conference sponsored by UBS Warburg. Attached hereto and incorporated herein as Exhibit 99.1 is the text of that presentation.

(c)  Exhibits.

     The following exhibit is filed pursuant to Item 601 of Regulation S-K:

Exhibit
Number                               Description
-------   ----------------------------------------------------------------------

   99.1   Analyst Presentation, dated October 24, 2000.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    NATIONAL COMMERCE BANCORPORATION


Date: October 24, 2000              By:  /s/ Charles A. Neale
                                         --------------------------
                                         Charles A. Neale
                                         Senior Vice-President
                                         and General Counsel

                                      -3-